Exhibit 10.1

EXECUTION VERSION

SPECIFIED REFINANCING AND INCREMENTAL AMENDMENT (AMENDMENT NO. 14) dated as of September 24, 2021 (this “Agreement”), related to the Fourth Amended and Restated Credit Agreement dated as of August 5, 2016 (as amended by that certain Amendment No. 11 dated as of October 4, 2016, that certain Incremental Assumption Agreement dated as of October 7, 2016, that certain Incremental Assumption Agreement dated as of February 7, 2017, that certain Amendment No. 12 dated as of August 4, 2020, that certain Specified Refinancing Amendment and Amendment No. 13 dated as of October 1, 2020 and as further amended, supplemented or modified prior to the date hereof, the “Existing Credit Agreement”; and as amended by this Agreement, the “Amended Credit Agreement”), by and among Pactiv Evergreen Group Holdings Inc. (formerly Reynolds Group Holdings Inc.), Pactiv LLC, Evergreen Packaging LLC (formerly Evergreen Packaging Inc.), Pactiv Evergreen Inc. (formerly Reynolds Group Holdings Limited) (“Holdings”), the Guarantors party thereto from time to time, the Lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

A.                Pursuant to Sections 2.23 and 2.25 of the Existing Credit Agreement, Holdings and the U.S. Borrowers have requested that the Persons set forth on Schedule I hereto (the “Tranche B-3 U.S. Term Lenders”) commit to make Other Term Loans to the U.S. Borrowers in an aggregate principal amount not in excess of $304,655,022 and Specified Refinancing Term Loans to the U.S. Borrowers in an aggregate principal amount not in excess of $710,344,978 (such Other Term Loans and Specified Refinancing Term Loans, collectively, the “Tranche B-3 U.S. Term Loans”) in the form of a single new tranche of Dollar-denominated term loans. The proceeds of the Tranche B-3 U.S. Term Loans will be used, together with the proceeds of the Notes Offering (defined below), at the election of Holdings, (i) to prepay in full the Tranche B-1 U.S. Term Loans outstanding under the Existing Credit Agreement, (ii) on the date of the closing thereof, to finance the acquisition (the “Acquisition”) by a subsidiary of Holdings of 100% of the equity interests of the direct and indirect subsidiaries of Two Mitts, Inc., a Michigan corporation pursuant to the Stock Purchase Agreement (the “Acquisition Agreement”) dated as of September 7, 2021 (including the repayment of certain existing indebtedness of the Acquired Companies (as defined in the Acquisition Agreement) and, in the event the Acquisition is not consummated, to refinance additional Term Loans and/or (iii) to finance all or a portion of the fees, premiums, expenses and other transaction costs incurred in connection with the foregoing.

B.                 The Tranche B-3 U.S. Term Lenders are willing to make the Tranche B-3 U.S. Term Loans to the U.S. Borrowers on the terms set forth herein and in the Amended Credit Agreement and subject to the conditions set forth herein.

C.                 Holdings intends to issue and sell senior secured notes in an aggregate principal amount of $500,000,000 on the Effective Date (the “Notes Offering”). The Notes Offering and the application of the proceeds thereof, the borrowing of the Tranche B-3 U.S. Term Loans and the application of the proceeds thereof, the execution, delivery and performance by the

Loan Parties of this Agreement and the payment of fees and expenses incurred in connection with the foregoing are collectively referred to herein as the “2021 Transactions”.

D.                Credit Suisse Loan Funding LLC and HSBC Securities (USA) Inc. will act as joint lead arrangers and joint bookrunners for the Tranche B-3 U.S. Term Loans and Coöperatieve Rabobank U.A., New York Branch will act as syndication agent for the Tranche B-3 U.S. Term Loans.

E.                 Capitalized terms used but not defined herein shall have the meanings assigned to them in the Amended Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. The rules of construction set forth in Section 1.02 of the Amended Credit Agreement shall apply to this Agreement as if the references in such Section to “this Agreement” or “herein” were to this Agreement. This Agreement shall be a “Loan Document” and a “Specified Refinancing Amendment” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 2. Tranche B-3 U.S. Term Loans. (a) Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, each Tranche B-3 U.S. Term Lender agrees, severally and not jointly, to make, on the Effective Date, a Tranche B-3 U.S. Term Loan to the U.S. Borrowers in Dollars and in an aggregate principal amount not to exceed the amount set forth next to such Tranche B-3 U.S. Term Lender’s name on Schedule I (the “Tranche B-3 Term Loan Commitments”). For purposes of the Existing Credit Agreement and the Amended Credit Agreement, $304,655,022 in aggregate principal amount of the Tranche B-3 U.S. Term Loans shall constitute Incremental Term Loans and $710,344,978 in aggregate principal amount of the Tranche B-3 U.S. Term Loans shall constitute Specified Refinancing Term Loans.

(b) Except as otherwise expressly set forth in this Agreement, from and after the making of the Tranche B-3 U.S. Term Loans on the Effective Date, the provisions of the Amended Credit Agreement and the other Loan Documents applicable to U.S. Term Loans shall apply to the Tranche B-3 U.S. Term Loans.

(c) The Tranche B-3 Term Loan Commitments of each Tranche B-3 U.S. Term Lender shall automatically terminate upon the making of the Tranche B-3 U.S. Term Loans by such Tranche B-3 U.S. Term Lender on the Effective Date.

(d) Unless the context shall otherwise require, (i) the Tranche B-3 U.S. Term Loans shall constitute “Incremental Term Loans” and “Other Term Loans” or “Specified Refinancing Term Loans”, as applicable, “Tranche B-3 U.S. Term Loans”, “Term Loans” and “Loans” and (ii) the Tranche B-3 U.S. Term Lenders shall constitute “U.S. Term Lenders” and “Lenders”, in each case, for all purposes of the Amended Credit Agreement and the other Loan Documents.

(e) The proceeds of the Tranche B-3 U.S. Term Loans are to be used solely for the purposes set forth in Recital A of this Agreement.

SECTION 3. Amendments to Existing Credit Agreement.  Effective as of the Effective Date, the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“2021 Specified Refinancing and Incremental Amendment” shall mean the Specified Refinancing and Incremental Amendment (Amendment No. 14) dated as of September 24, 2021, to this Agreement.

“2021 Specified Refinancing and Incremental Amendment Effective Date” shall have the meaning assigned to the term “Effective Date” in the 2021 Specified Refinancing and Incremental Amendment.

“Tranche B-3 U.S. Term Lender” shall mean a Lender with a Tranche B-3 U.S. Term Loan.

“Tranche B-3 U.S. Term Loan Maturity Date” shall mean September 24, 2028.

“Tranche B-3 U.S. Term Loans” shall mean the term loans made pursuant to the 2021 Specified Refinancing and Incremental Amendment on the 2021 Specified Refinancing and Incremental Amendment Effective Date. As of the 2021 Specified Refinancing and Incremental Amendment Effective Date, the aggregate outstanding principal amount of Tranche B-3 U.S. Term Loans is $1,015,000,000.

(b) The definition of the term “Adjusted LIBO Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the proviso thereto in its entirety as follows:

“provided, however, that the Adjusted LIBO Rate for any Interest Period in respect of (x) any Tranche B-3 U.S. Term Loan shall not be less than 0.50% per annum and (y) any other Loan shall not be less than 0% per annum”.

(c) The definition of the term “Applicable Margin” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by (i) replacing the word “[reserved]” in clause (c) thereof with the words “with respect to any Eurocurrency Tranche B-3 U.S. Term Loans, the applicable rate per annum set forth below under the caption “Eurocurrency Spread – Tranche B-3 U.S. Term Loans”” and replacing the word “[reserved]” in clause (f) thereof with the words “with respect to any Daily Rate Tranche B-3 U.S. Term Loans, the applicable rate per annum set forth below under the caption “Daily Rate Spread – Tranche B-3 U.S. Term Loans””.

Senior Secured First Lien Leverage Ratio	Eurocurrency Spread – Tranche B-3 U.S. Term Loans	Daily Rate Spread – Tranche B-3 U.S. Term Loans
Category 1 > 4.80 to 1.00	3.50%	2.50%
Category 2 ≤ 4.80 to 1.00	3.25%	2.25%

Each change in the Applicable Margin resulting from a change in the Senior Secured First Lien Leverage Ratio shall be effective with respect to all Tranche B-3 U.S. Term Loans outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, the Senior Secured First Lien Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Margin until the delivery of such financial statements and certificates with respect to the first full fiscal quarter ending after the 2021 Specified Refinancing and Incremental Amendment Effective Date. In addition, (a) at any time during which Holdings has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(c), respectively (until the time of the delivery thereof), or (b) at any time after the occurrence and during the continuance of an Event of Default, the Senior Secured First Lien Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Margin.

(d) The definition of the term “Class” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the words “Tranche B-3 U.S. Term Loans,” immediately before the words “European Term Loans” therein.

(e) The last sentence of the definition of “Interest Period” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Notwithstanding the foregoing, the Interest Period with respect to the initial borrowing of the Tranche B-3 U.S. Term Loans shall be a period commencing on the 2021 Specified Refinancing and Incremental Amendment Effective Date and ending on October 29, 2021.”

(f) The definition of the term “U.S. Term Lender” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows

“U.S. Term Lender” shall mean a Tranche B-1 U.S. Term Lender, a Tranche B-2 U.S. Term Lender or a Tranche B-3 U.S. Term Lender, or any combination thereof, as the context may require.

(g) The definition of the term “U.S. Term Loan Commitment” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“U.S. Term Loan Commitment” shall mean, collectively, the “Incremental Term Loan Commitments” (as defined in Amendment No. 10), the “Tranche B-2 Term Loan Commitments” (as defined in Amendment No. 13) and the “Tranche B-3 Term Loan Commitments” (as defined in the 2021 Specified Refinancing and Incremental Amendment).

(h) The definition of the term “U.S. Term Loans” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“U.S. Term Loans” shall mean the Tranche B-1 U.S. Term Loans, the Tranche B-2 U.S. Term Loans and the Tranche B-3 U.S. Term Loans.

(i) Section 2.03 of the Existing Credit Agreement is hereby amended by replacing the words “Tranche B-2 U.S. Term Loans” in clause (i) of the second sentence thereof with the words “Tranche B-2 U.S. Term Loans, Tranche B-3 U.S. Term Loans”.

(j) Clause (b) of Section 2.07 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) with respect to all other overdue amounts, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) equal to (i) if such overdue amount relates to Revolving Loans, the rate that would be applicable to a Daily Rate Revolving Loan, (ii) if such overdue amount relates to Tranche B-1 U.S. Term Loans, the rate that would be applicable to a Daily Rate Tranche B-1 U.S. Term Loan, (iii) if such overdue amount relates to Tranche B-3 U.S. Term Loans, the rate that would be applicable to a Daily Rate Tranche B-3 U.S. Term Loan and (iii) otherwise, the rate that would be applicable to a Daily Rate Tranche B-2 U.S. Term Loan, in each case, plus 2.00% per annum.”

(k) Section 2.11(a)(iii) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i) The U.S. Borrowers shall pay to the Administrative Agent, on the last Business Day of each calendar quarter commencing with the first full calendar quarter ending after the 2021 Specified Refinancing and Incremental Amendment Effective Date, for the account of the Tranche B-3 U.S. Term Lenders, a principal amount of the Tranche B-3 U.S. Term Loans (as adjusted from time to time pursuant to Sections 2.12, 2.13(f) and 2.23(d)) equal to 0.25% of the aggregate principal amount of the Tranche B-3 U.S. Term Loans made on the 2021 Specified Refinancing and Incremental Amendment Effective Date.”

(l) Section 2.11(b) of the Existing Credit Agreement is hereby amended by inserting the words “, the Tranche B-3 U.S. Term Loan Maturity Date” immediately following the words “the Tranche B-2 U.S. Term Loan Maturity Date” therein.

(m) Section 2.12(e) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) If, prior to the date that is six months after the 2021 Specified Refinancing and Incremental Amendment Effective Date, (i) all or any portion of the Tranche B-3 U.S. Term Loans are prepaid out of the proceeds of a substantially concurrent issuance or incurrence by Holdings, the Borrowers or any of their subsidiaries of any broadly syndicated dollar-denominated long-term term “B” credit facility that is secured on a pari passu basis with the Tranche B-3 U.S. Term Loans and the all-in-yield (as determined by the Administrative Agent in consultation with Holdings and in a manner consistent with generally accepted financial practice and, in any event, excluding the effect of any arrangement, structuring, syndication, commitment or other fees in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Adjusted LIBO Rate) of such secured term loan financing is less than the yield (as determined by the Administrative Agent on the same basis) of the Tranche B-3 U.S. Term Loans or (ii) a Tranche B-3 U.S. Term Lender must assign its Tranche B-3 U.S. Term Loans pursuant to Section 2.21 as a result of its failure to consent to an amendment that would reduce (as determined by the Administrative Agent in consultation with Holdings) any of the interest rate margins (or other pricing-related terms) then in effect with respect to such Tranche B-3 U.S. Term Loans then in each case the aggregate principal amount so prepaid or assigned will be subject to a fee payable by the U.S. Borrowers equal to 1.0% of the principal amount thereof; provided that, in each case, such fee shall only be payable if the primary purpose (as determined by Holdings in good faith) of such prepayment, repayment, refinancing, substitution, replacement, amendment, waiver or other modification was to reduce the all-in-yield of the Tranche B-3 U.S. Term Loans; provided further that this Section 2.12(e) shall not apply to any prepayment of the Tranche B-3 U.S. Term Loans upon the occurrence of a Change in Control or an acquisition or investment the aggregate consideration for which exceeds $125,000,000.”

SECTION 4. Conditions Precedent to Borrowing of Tranche B-3 U.S. Term Loans and Effectiveness of Agreement. The effectiveness of this Agreement and the obligations of the Tranche B-3 U.S. Term Lenders to make the Tranche B-3 U.S. Term Loans hereunder shall be subject to the satisfaction of the following conditions precedent (the date (which must be a Business Day) on which such conditions precedent are satisfied or waived and the Tranche B-3 U.S. Term Loans are funded being referred to herein as the “Effective Date”):

(a) The Administrative Agent shall have received a Borrowing Request with respect to the Tranche B-3 U.S. Term Loans (which Borrowing Request may be given at any time prior to 12:00 (noon), New York City time, on the Business Day immediately prior to the Effective Date).

(b) The Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) each Loan Party, (ii) the Administrative Agent and (iii) each Tranche B-3 U.S. Term Lender.

(c) Subject to the Agreed Security Principles, on the Effective Date, each of the conditions set forth in Section 2.23(c) and in paragraphs (b) and (c) of Section 4.01 of the Amended Credit Agreement shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of Holdings; provided that, for purposes of determining the satisfaction of the condition set forth in paragraph (b) of Section 4.01 of the Amended Credit Agreement, each reference in the representation set forth in Section 3.22 of the Amended Credit Agreement to the 2016 Restatement Transactions and the 2016 Restatement Date shall be deemed to be a reference to the 2021 Transactions and the Effective Date, respectively.

(d) Subject to the Agreed Security Principles, the Administrative Agent shall have received legal opinions, corporate authorizations and closing certificates (similar in type to those described in clauses (i), (ii), (iii) and (iv) of Section 4.02(c) of the Original Credit Agreement) reasonably requested by the Administrative Agent for each Loan Party.

(e) The Administrative Agent shall have received, pursuant to Section 2.12 of the Existing Credit Agreement, a notice of prepayment with respect to the Tranche B-1 U.S. Term Loans to be prepaid on the Effective Date.

(f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.

(g) The Bank of New York Mellon, in its capacity as Collateral Agent, and each Loan Party shall have executed and delivered to the Administrative Agent a reaffirmation agreement (the “Reaffirmation Agreement”), substantially in the form attached hereto as Exhibit A, and other amendments, supplements and confirmations of existing Loan Documents reasonably requested by the Administrative Agent (it being understood that the documentation required to be delivered shall, in any event, be no more onerous to Holdings and the Subsidiaries than the documentation required to be delivered in connection with the 2017 Incremental Term Loan Transactions), in each case subject to the Agreed Security Principles and with any modifications necessary to reflect the 2021 Transactions and such other modifications that are reasonably satisfactory to Holdings and the Administrative Agent.

(h) The Administrative Agent shall have received all documentation and other information about the Loan Parties reasonably requested by the Administrative Agent (on behalf of itself or any Tranche B-3 U.S. Term Lender) in writing at least five Business Days in advance of the Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and 31 C.F.R. § 1010.230.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto represents and warrants to the Administrative Agent and each of the Lenders (including the Tranche B-3 U.S. Term Lenders), with respect to itself, that, as of the Effective Date, this Agreement has been duly authorized, executed and delivered by such Loan Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms.

SECTION 6. Effect of Agreement. Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agents under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in any Loan Document to the Amended Credit Agreement shall be deemed to refer without further amendment to the Amended Credit Agreement as modified hereby.

SECTION 7. Consent. Each Loan Party hereby consents to this Agreement and the transactions contemplated hereby.

SECTION 8. Post-Effective Matters. Within the time periods set forth in Schedule II or such later date as may be agreed by the Administrative Agent in its sole discretion, the Loan Parties identified on Schedule II shall enter into, subject to the Agreed Security Principles, all agreements and do all things required to be entered into and done by them as set forth in Schedule II, with each such required agreement to be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended Credit Agreement.

SECTION 10. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement. Each of the parties to this Agreement represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

SECTION 11. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 12. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

SECTION 13. Jurisdiction; Consent to Service of Process. (a) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York state court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agents or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Borrower, Holdings or their respective properties in the courts of any jurisdiction.

(b) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably, to the extent permitted under applicable law, consents to service of process in the manner provided for notices in Section 9.01 of the Amended Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 14. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

PACTIV EVERGREEN GROUP HOLDINGS INC.

by
Name: Chandra Mitchell
Title: Vice President, General Counsel and Secretary

[Signature Page to Specified Refinancing and Incremental Amendment]

BLUE RIDGE HOLDING LLC

by

Name: Chandra Mitchell
Title: Assistant Secretary

BLUE RIDGE paper products llc

by

Name: Chandra Mitchell
Title: Assistant Secretary

evergreen packaging LLC

by

Name: Chandra Mitchell
Title: Assistant Secretary

brpp, LLC

by

Name: Chandra Mitchell
Title: Assistant Secretary

CLOSURE SOLUTIONS emea HOLDINGS LLC

by

Name: Chandra Mitchell
Title: Vice President, General Counsel and Secretary

[Signature Page to Specified Refinancing and Incremental Amendment]

EVERGREEN PACKAGING INTERNATIONAL LLC

by

Name: Chandra Mitchell
Title: Vice President, General Counsel and Secretary

GEC PACKAGING TECHNOLOGIES LLC

by

Name: Chandra Mitchell
Title: Vice President, General Counsel and Secretary

Pactiv Europe Services LLC

by

Name: Chandra Mitchell
Title: Vice President and Secretary

Pactiv Evergreen inc.

by

Name: Chandra Mitchell
Title: Vice President, Chief Legal Officer and Secretary

Pactiv llc

by

Name: Chandra Mitchell
Title: Vice President, General Counsel and Secretary

[Signature Page to Specified Refinancing and Incremental Amendment]

Pactiv MANAGEMENT COMPANY LLC

by

Name: Chandra Mitchell
Title: Vice President, General Counsel and Secretary

Pactiv packaging inc.

by

Name: Chandra Mitchell
Title: Vice President, General Counsel and Secretary

PCA WEST INC.

by

Name: Chandra Mitchell
Title: Vice President, General Counsel and Secretary

PEI HOLDINGS COMPANY LLC

by

Name: Chandra Mitchell
Title: Vice President, General Counsel and Secretary

[Signature Page to Specified Refinancing and Incremental Amendment]

PACTIV EVERGREEN GROUP ISSUER INC.

by

Name: Chandra Mitchell
Title: Vice President, General Counsel and Secretary

PACTIV EVERGREEN GROUP ISSUER llc

by

Name: Chandra Mitchell
Title: Vice President, General Counsel and Secretary

REYNOLDS PACKAGING INTERNATIONAL LLC

by

Name: Chandra Mitchell
Title: Vice President, General Counsel and Secretary

PACTIV EVERGREEN services INC.

by

Name: Chandra Mitchell
Title: Vice President, General Counsel and Secretary

[Signature Page to Specified Refinancing and Incremental Amendment]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent by

Name: Lingzi Huang
Title: Authorized Signatory

by

Name: Dan Kogan
Title: Authorized Signatory

[Signature Page to Specified Refinancing and Incremental Amendment]

SCHEDULE I

Tranche B-3 U.S. Term Lenders

Tranche B-3 U.S. Term Lenders	Tranche B-3 Term Loan Commitments
Credit Suisse AG, Cayman Islands Branch	$1,015,000,000
TOTAL	$1,015,000,000

SCHEDULE II

Post-Effectiveness Matters

Holdings shall deliver, or cause to be delivered, within 180 days after the Effective Date (or such later date as the Administrative Agent in its sole, but reasonable, discretion may permit), with respect to (i) each Mortgage encumbering a Mortgaged Property located in the United States of America, and to the extent reasonably requested by the Administrative Agent (x) an amendment, amendment and restatement, or supplement thereto (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect the lien securing the Bank Obligations under the Amended Credit Agreement, including the Tranche B-3 U.S. Term Loans and the New Revolving Credit Commitments and the extensions of credit thereunder, and to further grant, preserve, protect, confirm and perfect the first-priority lien and security interest thereby created and perfected, (y) opinions by local counsel reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage Amendment and (z) a date-down and mortgage modification endorsement to each policy of title insurance insuring the interest of the mortgagee or beneficiary, as the case may be, with respect to such Mortgages, in each case in substantially the same form as those Mortgage Amendments and local counsel opinions delivered to the Administrative Agent in connection with Amendment No. 13, except for those changes necessary to reflect the 2021 Transactions, and each of the foregoing being in all respects reasonably acceptable to the Administrative Agent and (ii) with respect to each Mortgaged Property not currently subject to a Mortgage, such Mortgages, legal opinions regarding the enforceability of each such Mortgage, title insurance policies and other instruments, certificates, documents and agreements as may be reasonably requested by the Administrative Agent or any Collateral Agent, all subject to and in compliance with Section 5.12 of the Amended Credit Agreement.

EXHIBIT A

 Form of Reaffirmation Agreement

[To be attached]

EXECUTION VERSION

REAFFIRMATION AGREEMENT, dated as of September 24, 2021 (this “Agreement”), among (a) Pactiv Evergreen Inc. (formerly Reynolds Group Holdings Limited) (“Holdings”), (b) Pactiv Evergreen Group Holdings Inc. (formerly Reynolds Group Holdings Inc.), Pactiv LLC and Evergreen Packaging LLC (formerly Evergreen Packaging Inc.) (collectively, the “Borrowers”), (c) Pactiv Evergreen Group Issuer LLC and Pactiv Evergreen Group Issuer Inc. (together, the “Issuers”), (d) the Grantors listed on Schedule A hereto (the “Reaffirming Parties”), (e) Credit Suisse AG, Cayman Islands Branch, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (f) The Bank of New York Mellon, as collateral agent (the “Collateral Agent”) under the First Lien Intercreditor Agreement (as defined below) and under the 4.375% Senior Secured Notes Indenture and (g) Wilmington Trust, National Association., as trustee under the 4.000% Senior Secured Notes Indenture (as defined below) (in such capacity, the “2020 Trustee”) and the 4.375% Senior Secured Notes Indenture (as defined below) (in such capacity, the “2021 Trustee” and together with the 2020 Trustee, the “Trustees” and each a “Trustee” ).

A.   The Administrative Agent, The Bank of New York Mellon, as trustee under an indenture dated as of November 5, 2009, the Collateral Agent and the Reaffirming Parties, among others, entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and that certain Joinder Agreement dated as of January 21, 2010 (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement, the Credit Agreement, or the Amendment (as defined below), as applicable.

B.    Pursuant to the Specified Refinancing and Incremental Amendment (Amendment No. 14), dated as of the date hereof (the “Amendment”), related to the Fourth Amended and Restated Credit Agreement dated as of August 5, 2016, among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Borrowers have, on the date hereof, obtained Tranche B-3 U.S. Term Loans (as defined in the Amendment) pursuant to the Amendment (the “2021 Term Loan Transactions”).

C.    The Issuers, certain guarantors, the Collateral Agent and 2020Trustee, among others, entered into an Indenture dated as of October 1, 2020 (the “4.000% Senior Secured Notes Indenture”), pursuant to which the Issuers issued the 4.000% Senior Secured Notes due 2027; and in connection with such issuance, 2020 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

D.   The Issuers, certain guarantors, the Collateral Agent and 2021Trustee, among others, have entered into an Indenture dated as of the date hereof (the “4.375% Senior Secured Notes Indenture”), pursuant to which the Issuers issued the 4.375% Senior Secured Notes due 2028 (the “4.375% Senior Secured Notes”); and in connection with such issuance, 2021

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Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation

SECTION 1.01. Reaffirmation. (a) Each Reaffirming Party (i) agrees that, notwithstanding the issuance of the 4.375% Senior Secured Notes and/or the effectiveness of the Amendment or consummation of the 2021 Term Loan Transactions, each of the Security Documents (as each may have been amended, restated, supplemented, modified and/or confirmed on or prior to the date hereof) set forth or otherwise referenced on Schedule B hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iii) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continue in full force and effect subject to the Legal Reservations and extend, subject to the limitations contained therein, to (x) the “Secured Obligations” as defined in the 4.375% Senior Secured Notes Indenture, which have been designated as “Additional Obligations” under and pursuant to the First Lien Intercreditor Agreement (the “Secured Notes Designation”) and (y) any additional Bank Obligations arising as a result of the 2021 Term Loan Transactions, which shall, from and after the date hereof, be considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement.

(b) Each Reaffirming Party hereby (i) ratifies and affirms the Amendment and the 2021 Term Loan Transactions, (ii) agrees that, notwithstanding the effectiveness of the Amendment, its guarantee provided pursuant to Article X of the Credit Agreement continues to be in full force and effect, (iii) confirms its guarantee of the Bank Obligations (with respect to itself) as provided in the Loan Documents (including any limitations expressly set forth therein as may be amended and/or modified from time to time) and (iv) acknowledges that such guarantee (including any limitations thereto expressly set forth in the relevant Loan Document, including Schedule 10.03 of the Credit Agreement mutatis mutandis and in any Guarantor Joinder to the Credit Agreement) continues in full force and effect in respect of the Bank Obligations under the Credit Agreement and the other Loan Documents, including any additional Bank Obligations arising as a result of the 2021 Term Loan Transactions.

(c) Each of the Reaffirming Parties hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, (i) the “Secured Obligations” (as defined in the 4.375% Senior Secured Notes Indenture) and all additional Bank Obligations arising as a result of the 2021 Term Loan Transactions constitute (A) “Obligations” and “Secured Liabilities” and (B) are secured by the “Collateral” described in each such Reaffirmed Security Document and (ii) no further filings or recording need to be made, or other action need to be taken, by such Reaffirming Party in order to maintain the perfection of the security interest created by the Reaffirmed Security Documents.

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ARTICLE II

Representations and Warranties

SECTION 2.01. Organization; Powers. Each Reaffirming Party hereby represents and warrants as of the date hereof that such Reaffirming Party (a) is duly organized, validly existing and in good standing (or where applicable the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization, except where the failure to be in good standing could not reasonably be expected to result in a Material Adverse Effect and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement.

SECTION 2.02. Authorization. Each Reaffirming Party hereby represents and warrants as of the date hereof that the entry by such Reaffirming Party into this Agreement has been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.

SECTION 2.03. Enforceability. Each Reaffirming Party hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by such Reaffirming Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Reaffirming Party enforceable against such Reaffirming Party in accordance with its terms.

SECTION 2.04. Grantors. Holdings hereby represents and warrants as of the date hereof that the Reaffirming Parties hereto constitute all of the Grantors under the Credit Agreement and the First Lien Intercreditor Agreement existing immediately prior to the date hereof.

ARTICLE III

Miscellaneous

SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement, as supplemented by the Joinder Agreement dated as of the date hereof (the “2021 Joinder”), and as provided in Section 7 of the 2021 Joinder.

SECTION 3.02. Loan Document and Note Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and a Note Document pursuant to the 4.000% Senior Secured Notes Indenture and the 4.375% Senior Secured Notes Indenture and shall be construed, administered and applied in accordance with the terms of the Credit Agreement, the 4.000% Senior Secured Notes Indenture and the 4.375% Senior Secured Notes Indenture, as applicable.

SECTION 3.03. Effectiveness. This Agreement shall become effective on the date when copies hereof, which when taken together bear the signatures of each Reaffirming Party, the Collateral Agent, the Administrative Agent and the Trustees, shall have been received by the Collateral Agent, the Administrative Agent and the Trustees. This Agreement may not be amended

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nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

SECTION 3.04. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Credit Document or discharge or release the priority of any Credit Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Credit Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, any Issuer or any other Grantor under any Credit Document from any of its obligations and liabilities thereunder. Each of the Credit Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.

SECTION 3.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 3.06. No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Credit Document, all of which shall continue in full force and effect.

SECTION 3.07. Rights of the Collateral Agent. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agent under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.

SECTION 3.08. Rights of the Trustees. Wilmington Trust, National Association is entering into this Agreement solely in its capacity as 2020 Trustee under the 4.000% Senior Secured Notes Indenture and as 2021 Trustee under the 4.375% Senior Secured Notes Indenture and not in its individual or corporate capacity. In acting hereunder, 2020 Trustee shall have of the rights, privileges and immunities of the Trustee set forth in the 4.000% Senior Secured Notes Indenture and the other Note Documents (as defined in the 4.000% Senior Secured Notes Indenture) and the 2021 Trustee shall have all of the rights, privileges and immunities of the Trustee set forth in the 4.375% Senior Secured Notes Indenture and the other Note Documents (as defined in the 4.375% Senior Secured Notes Indenture), whether or not expressly set forth herein.

SECTION 3.09. Post-Effective Matters. Within the time periods set forth in Schedule C or such later date as may be agreed by the Administrative Agent in its sole discretion, the Loan Parties identified on Schedule C shall enter into, subject to the Agreed Security Principles, all agreements and do all things required to be entered into and done by them as set forth in Schedule C, with each such required agreement to be in form and substance reasonably satisfactory to the Administrative Agent.

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SECTION 3.10. Counterparts. This Agreement may be executed by manual, facsimile or electronic signature (provided that any electronic signature is a true representation of the signer’s actual signature) in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. Any signature to this Agreement may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Agreement. Each of the parties to this Agreement represents and warrants to the other parties that it has the corporate capacity and authority to execute this Agreement through electronic means and there are no restrictions for doing so in that party's constitutive documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

each of the reaffirming parties

By:	/s/ Chandra Mitchell
	Name:	Chandra Mitchell
	Title:	Vice President, Secretary, Assistant Secretary or General Counsel

[SIGNATURE PAGE TO THE REAFFIRMATION AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by
/s/ Lingzi Huang
	Name:	Lingzi Huang
	Title:	Authorized Signatory

by
/s/ Dan Kogan
	Name:	Dan Kogan
	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE REAFFIRMATION AGREEMENT]

the bank of new york mellon, in its capacity as Collateral Agent,

By:	/s/ Francine Kincaid
	Name:	Francine Kincaid
	Title:	Vice President

[SIGNATURE PAGE TO THE REAFFIRMATION AGREEMENT]

WILMINGTON TRUST, National ASSOCIATION,
in its capacity as 2020 Trustee and 2021 Trustee,

By:	/s/ Quinton M. DePompolo
	Name:	Quinton M. DePompolo
	Title:	Banking Officer

[SIGNATURE PAGE TO THE REAFFIRMATION AGREEMENT]

SCHEDULE A

TO REAFFIRMATION AGREEMENT

List of the Reaffirming Parties

JURISDICTION	ENTITY
UNITED STATES

Blue Ridge Holding LLC

Blue Ridge Paper Products LLC
BRPP, LLC

Closure Solutions EMEA Holdings LLC

Evergreen Packaging LLC

Evergreen Packaging International LLC

GEC Packaging Technologies LLC

Pactiv Europe Services LLC

Pactiv Evergreen Inc.

Pactiv LLC

Pactiv Management Company LLC

Pactiv Packaging Inc.

PCA West Inc.

PEI Holdings Company LLC

Pactiv Evergreen Group Holdings Inc.

Pactiv Evergreen Group Issuer Inc.

Pactiv Evergreen Group Issuer LLC

Reynolds Packaging International LLC

Pactiv Evergreen Services Inc.

SCHEDULE B

TO REAFFIRMATION AGREEMENT

List of the Reaffirmed Security Documents

Collateral Agent: The Bank of New York Mellon

JURISDICTION	DOCUMENTS
UNITED STATES

U.S. Collateral Agreement, dated as of November 5, 2009, as amended, restated, amended and restated, supplemented or modified from time to time, among Pactiv Evergreen Inc. (formerly Reynolds Group Holdings Limited), Pactiv Evergreen Group Holdings Inc (formerly Reynolds Group Holdings Inc.), Pactiv Evergreen Group Issuer LLC (formerly Reynolds Group Issuer LLC), Pactiv Evergreen Group Issuer Inc (formerly Reynolds Group Issuer Inc.), each Subsidiary of Holdings (as defined therein) from time to time party thereto and The Bank of New York Mellon, as Collateral Agent.

Any Patent, Copyright or Trademark Agreement in effect on the date hereof with respect to any U.S. Grantor listed in Schedule A hereto.

SCHEDULE C

TO REAFFIRMATION AGREEMENT

Post-Effectiveness Matters

Holdings shall deliver, or cause to be delivered, to The Bank of New York Mellon, in its capacity as Collateral Agent, within 180 days after the Effective Date (or such later date as the Administrative Agent in its sole, but reasonable, discretion may permit), with respect to each Mortgage encumbering a Mortgaged Property located in the United States of America, and to the extent reasonably requested by the Administrative Agent (A) an amendment, amendment and restatement, or supplement thereto (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect the lien securing (1) the Bank Obligations under the Credit Agreement, including the Tranche B-3 U.S. Term Loans and (2) the Secured Obligations under the 4.375% Senior Secured Notes Indenture, and, in each case, to further grant, preserve, protect, confirm and perfect the first-priority lien and security interest thereby created and perfected, (B) opinions by local counsel reasonably acceptable to the Administrative Agent regarding the enforceability of each such Mortgage Amendment and (C) a date-down and mortgage modification endorsement to each policy of title insurance insuring the interest of the mortgagee or beneficiary, as the case may be, with respect to such Mortgages, in each case in substantially the same form as those Mortgage Amendments and local counsel opinions delivered to the Administrative Agent in connection with that certain Specified Refinancing Amendment and Amendment No. 13 dated as of October 1, 2020, except for those changes necessary to reflect the 2021 Term Loan Transactions and the issuance of the 4.375% Senior Secured Notes, and each of the foregoing being in all respects reasonably acceptable to the Administrative Agent.